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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 9, 2005


                       VALLEY NATIONAL GASES INCORPORATED
             (Exact name of registrant as specified in its charter)


         PENNSYLVANIA                    000-29226               23-2888240
(State or other jurisdiction            (Commission            (IRS Employer
       or incorporation)                File Number)         Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                            15301
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 9, 2005, James Hart, the registrant's President and Chief Financial Officer, and Gerald Zehala, the registrant's Executive Vice President and Chief Operating Officer, each entered into amendments with the registrant to their existing employment agreements extending the terms of those agreements through March 9, 2008.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2005


                                   VALLEY NATIONAL GASES INCORPORATED



                                   /s/ William A. Indelicato
                                   --------------------------------------------
                                   William A. Indelicato, Chairman and Chief
                                   Executive Officer





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